Exhibit 4.12

EXECUTION VERSION

AMENDMENT AGREEMENT

Dated 10 MARCH 2006

for

LUXOTTICA GROUP S.p.A.

AND

LUXOTTICA U.S. HOLDINGS CORP.

arranged by

ABN AMRO BANK N.V., BANC OF AMERICA SECURITIES LIMITED, BANCA

INTESA S.p.A., CALYON S.A., SUCCURSALE DI MILANO, CALYON NEW YORK

BRANCH, CAPITALIA S.p.A., CITIGROUP GLOBAL. MARKETS LIMITED,

MEDIOBANCA - BANCA DI CREDITO FINANZIARIO S.p.A., THE ROYAL BANK OF

SCOTLAND PLC AND

UNICREDIT BANCA MOBILIARE S.p.A.

with

BANC OF AMERICA SECURITIES LIMITED, CITIGROUP GLOBAL MARKETS

LIMITED, THE ROYAL BANK OF SCOTLAND PLC AND UNICREDIT BANCA

MOBILIARE S.p.A.

acting as Bookrunners

with

UNICREDITO ITALIANO S.p.A., NEW YORK BRANCH

UNICREDIT BANCA D’IMPRESA S.p.A,

acting as Agents

RELATING TO A MULTICURRENCY TERM AND

REVOLVING FACILITIES AGREEMENT

DATED 3 JUNE 2004

THIS AGREEMENT is dated 10 March 2006 and made in Lugano between:

(1)                                  LUXOTTICA GROUP S.p.A., as borrower (the “Italian Borrower”);

(2)                                  LUXOTTICA U.S. HOLDINGS CORP., as borrower (the “US Borrower” and, together with the Italian Borrower, the “Borrowers”);

(3)                                  LUXOTTICA GROUP S.p.A., LUXOTTICA S.r.l. and LUXOTTICA U.S. HOLDINGS CORP. as guarantors (the “Guarantors”);

(4)                                  ABN AMRO BANK N.V., BANC OF AMERICA SECURITIES LIMITED, BANCA INTESA S.p.A., CALYON S.A., SUCCURSALE DI MILANO, CALYON NEW YORK BRANCH, CAPITALIA S.p.A., CITIGROUP GLOBAL MARKETS LIMITED, MEDIOBANCA - BANCA DI CREDITO FINANZIARIO S.p.A., THE ROYAL BANK OF SCOTLAND PLC AND UNICREDIT BANCA MOBILIARE S.p.A. as mandated lead arrangers (whether acting individually or together, the “Mandated Lead Arranger”);

(5)                                  BANC OF AMERICA SECURITIES LIMITED, CITIGROUP GLOBAL MARKETS LIMITED, THE ROYAL BANK OF SCOTLAND PLC AND UNICREDIT BANCA MOBILIARE S.p.A., as bookrunners (whether acting individually or together, the “Bookrunner”);

(6)                                  ABN AMRO BANK N.V., ABN AMRO BANK N.V., MILAN BRANCH, BANCA DI ROMA S.p.A., BANCA INTESA S.p.A., BANCA MONTE DEI PASCHI DI SIENA S.p.A., BANCA MONTE DEI PASCHI DI SIENA S.pA., NEW YORK BRANCH, BANCA NAZIONALE DEL LAVORO S.p.A., BANCA NAZIONALE DEL LAVORO S.p.A., NEW YORK BRANCH, BANCO BILBAO VIZCAYA ARGENTARIA S.A., MILAN BRANCH, BANCO BILBAO VIZCAYA ARGENTARIA S.A., NEW YORK BRANCH, BANK OF AMERICA, N.A., MILAN BRANCH, BANK OF TOKYO-MITSUBISHI UFJ, LTD. MILAN BRANCH, BANK OF TOKYO-MITSUBISHI UFJ, LTD. LONDON BRANCH,, BAYERISCHE LANDESBANK, FILIALE DI MILANO, BAYERISCHE LANDESBANK, NEW YORK BRANCH, CALYON S.A., SUCCURSALE DI MILANO, CALYON NEW YORK BRANCH, CITIBANK, N.A., CITIBANK, N.A., MILAN BRANCH, MEDIOBANCA - BANCA DI CREDITO FINANZIARIO S.p.A., THE ROYAL BANK OF SCOTLAND PLC, THE ROYAL BANK OF SCOTLAND PLC, MILAN BRANCH, UNICREDIT BANCA D’IMPRESA S.p.A. AND UNICREDITO ITALIANO S.p.A. NEW YORK BRANCH as lenders (whether acting individually or together, the “Lenders”);

(7)                                  UNICREDIT BANCA D’IMPRESA S.p.A., as agent in relation to the Base Currency (as such term is defined in the Original Facility Agreement) (the “Italian Agent”); and

(8)                                  UNICREDITO ITALIANO S.p.A., NEW YORK BRANCH, as agent in relation to the Optional Currency (as such term is defined in the Original Facility Agreement) (the “US Agent” and, together with the Italian Agent, the “Agents”).

IT IS AGREED as follows:

1.                                       DEFINITIONS AND INTERPRETATION

1.1.                              Definitions

In this Agreement:

“Amendment and Restatement Date” means the date on which the Agent confirms to the Lenders and the Company that it has received each of the documents listed in Schedule 1 (Conditions Precedent) in a form and substance satisfactory to the Agent (acting reasonably).

“Original Facility Agreement” means the €740,000,000 and US$325,000,000 multicurrency term and revolving facilities agreement dated 3 June 2004 between the Borrowers, the Guarantors, the Agents and others (as amended from time to time).

“Restated Agreement” means the Original Facility Agreement, as amended by this Agreement, the terms of which are set out in Schedule 2 (Restated Agreement).

1.2.                              Incorporation of defined terms

(a)                                  Unless a contrary indication appears, a term defined in any other Finance Document has the same meaning in this Agreement.

(b)                                 The principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

1.3.                              Clauses

In this Agreement any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause or a Schedule to this Agreement.

1.4.                              Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5.                              Designation

In accordance with the Original Facility Agreement, each of the Company and the Agent designates this Agreement as a Finance Document.

2.                                       RESTATEMENT

2.1.                              Restatement of the Original Facility Agreement

With effect from the Amendment and Restatement Date, the Original Facility Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Schedule 2 (Restated Agreement).

The Restated Agreement shall include amendments to the following provisions of the Original Facility Agreement: the definitions of “Consolidated Pro-Forma Financial Statements”, “Consolidated Quarterly Pro-Forma Financial Statements”, “Margin”, “Quotation Day”, “Termination Date”, “Total Commitments” and “Total Facility C Commitments” in Clause 1.1 (Definitions), subparagraph (a)(ii) of Clause 12.1 (Commitment fee), subparagraph (viii) of Clause

22.6 (Disposals), sub-paragraph (b) of Clause 22.12 (Indebtedness for Borrowed Money), Part II, Part III and Part IV of Schedule 1 (The Parties) and Schedule 10 (Authorised Signatories) and shall contain two new Clauses 7A (Extension of Termination Date) and 7.5 (Extension fee).

3.                                       REPRESENTATIONS

The Repeating Representations are deemed to be made by each Obligor (by reference to the facts and circumstances then existing) on:

(a)                                  the date of this Agreement; and

(b)                                 the Amendment and Restatement Date.

4.                                       CONTINUITY AND FURTHER ASSURANCE

4.1.                              Continuing obligations

The provisions of the Original Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.

4.2.                              Further assurance

Each Obligor shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.                                       FEES, COSTS AND EXPENSES

5.1.                              Transaction expenses

The Borrowers shall, within five Business pays of demand, reimburse the Agent for the amount of all costs and expenses (including pre-agreed legal fees) reasonably incurred and documented by the Agent in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

5.2.                              Enforcement costs

The Borrowers shall, within five Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees and any registration taxes) incurred and documented by that Finance Party in connection with the enforcement of, or the preservation of any rights under, this Agreement.

5.3.                              Stamp taxes

The Borrowers shall pay and, within five Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document (excluding for the avoidance of doubt, any stamp registration and other similar taxes arising or incurred in connection with a transfer, assignment or novation of any Facility or part thereof, unless such transfer, assignment or novation is entered into at the request of an Obligor).

6.                                       MISCELLANEOUS

6.1.                              Incorporation of terms

The provisions of Clause 32 (Notices), Clause 34 (Partial Invalidity), Clause 35 (Remedies and waivers), Clause 38 (Governing Law) and Clause 39 (Enforcement) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” or “the Finance Documents” are references to this Agreement.

6.2.                              Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

7.                                       GOVERNING LAW

This Agreement is governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

CONDITIONS PRECEDENT

1.                                       Obligors
(a)                                  A copy of the constitutional documents of each Obligor or a certificate of an authorised signatory of each relevant Obligor certifying that the constitutional documents previously delivered to the Agent for the purposes of the Original Facility Agreement have not been amended and remain in full force and effect.
(b)                                 A copy of a resolution of the board of directors of each Obligor:

(i)                                     approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement; and

(ii)                                  authorising a specified person or persons to execute this Agreement on its behalf.

(c)                                  A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.
(d)                                 A certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this Schedule 1 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.
2.                                       Legal Opinions

The following legal opinions in the form circulated to the Agent prior to the Amendment and Restatement Date:

(a)                                  a legal opinion of Clifford Chance LLP Studio Legale Associato, in associazione con Clifford Chance as to matters of English law confirming the legal, valid and binding nature of this Agreement,
(b)                                 a legal opinion of Allen & Overy Studio Legale Associate Milano as to matters. of Italian law confirming that the Obligors incorporated in the Republic of Italy have power and authority to execute this Agreement, in substantially the same form as that supplied as a condition precedent to initial Utilisation under the Original Facility Agreement.
(c)                                  a legal opinion of Allen & Overy LLP as to matters of US Law, in substantially the same form as that supplied as a condition precedent to initial Utilisation under the Original Facility Agreement.
3.                                       Other documents and evidence
(a)                                  Evidence that the amendment fee due on the date hereof from the Borrowers pursuant to the letter from the Italian Borrower to the Agents dated 30 January 2006 has been paid to the Agents.
(b)                                 A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Company accordingly) in connection with the entry into and performance of the transaction contemplated by this Agreement or for the validity and enforceability of this Agreement.

SIGNATURES

The Borrowers

LUXOTTICA GROUP S.p.A.

By:

Address:  VIA CANTU, 2, 20123, MILAN, ITALY

Fax:

LUXOTTICA U.S. HOLDINGS CORP.

By:

Address:  44, HARBOUR PARK DRIVE, PORT WASHINGTON, NEW YORK, 11050, USA

Fax:

The Guarantors

LUXOTTICA GROUP S.p.A.

By:

Address:  VIA CANTU, 2, 20123, MILAN, ITALY

Fax:

LUXOTTICA S.r.l.

By:

Address:  VIA CANTU, 2, 20123, MILAN, ITALY

Fax:

LUXOTTICA U.S. HOLDINGS CORP.

By:

Address:  44, HARBOUR PARK DRIVE, PORT WASHINGTON, NEW YORK, 11050, USA

Fax:

The Agents

UNICREDITO BANCA D’IMPRESA S.p.A.

By:

Address:  PRESIDIO TERRITORIALE POOL LOMBARDIA 6606, VIALE BODIO 29, 20158, MILAN, ITALY

Fax:

UNICREDITO ITALIANO S.p.A., NEW YORK BRANCH

By:

Address:  430 PARK AVENUE 9TH FLOOR, NEW YORK, NY 10022, UNITED STATES OF AMERICA

Fax:

The Mandated Lead Arrangers

ABN AMRO BANK N.V.

By:

Address:

Fax:

BANC OF AMERICA SECURITIES LIMITED

By:

Address:

Fax:

BANCA INTESA S.p.A.

By:  CIACCIA RAFFAELLA

Address:  Piazza Scala 6 - 20121 Milan (Italy)

Fax:  +39 02 87943297

Attention:  CIACCIA RAFFAELLA

CALYON S.A., SUCCURSALE DI MILANO

By:

Address:

Fax:

CALYON NEW YORK BRANCH

By:

Address:

Fax:

CAPITALIA S.p.A.

By:

Address:

Fax:

CITIGROUP GLOBAL MARKETS LIMITED

By:

Address:

Fax:

MEDIOBANCA - BANCA DI CREDITO FINANZIARIO S.p.A.

By:

Address:

Fax:

THE ROYAL BANK OF SCOTLAND PLC

By:

Address:

Fax:

UNICREDIT BANCA MOBILIARE S.p.A.

By:

Address:

Fax:

The Bookrunners

BANC OF AMERICA SECURITIES LIMITED

By:

Address:

Fax:

CITIGROUP GLOBAL MARKETS LIMITED

By:

Address:

Fax:

THE ROYAL BANK OF SCOTLAND PLC

By:

Address:

Fax:

UNICREDIT BANCA MOBILIARE S.p.A.

By:

Address:

Fax:

The Lenders

________________________________

for and on behalf of

ABN AMRO BANK N.V., MILAN BRANCH

By:

Address:

Fax:

________________________________

for and on behalf of

ABN AMRO BANK N.V.

Facility Office for US Borrower:

By:

Address:

Fax:

________________________________

for and on behalf of

BANCA DI ROMA S.p.A.

By:

Address:

Fax:

________________________________

for and on behalf of

BANCA INTESA S.p.A. - New York Branch

Facility Office for US Borrower:

By:  BAIOCCHI GIANCARLO

Address:  One William Street - New York USA

Fax:  +12 128099780

Attention:  BAIOCCHI GIANCARLO

________________________________

for and on behalf of

BANCA MONTE DEI PASCHI DI SIENA S.p.A.

By:

Address:

Fax:

________________________________

for and on behalf of

BANCA MONTE DEI PASCHI DI SIENA S.p.A., NEW YORK BRANCH

By:

Address:

Fax:

________________________________

for and on behalf of

BANCA NAZIONALE DEL LAVORO S.p.A.

By:

Address:

Fax:

________________________________

for and on behalf of

BANCA NAZIONALE DEL LAVORO S.p.A., NEW YORK BRANCH

By:

Address:

Fax:

________________________________

for and on behalf of

BANCO BILBAO VIZCAYA ARGENTARIA S.A., MILAN BRANCH

By:

Address:

Fax:

________________________________

for and on behalf of

BANCO BILBAO VIZCAYA ARGENTARIA S.A., NEW YORK BRANCH

By:

Address:

Fax:

________________________________

for and on behalf of

BANK OF AMERICA, N.A., MILAN BRANCH

By:

Address:

Fax:

________________________________

for and on behalf of

BANK OF AMERICA, N.A.

By:

Address:

Fax:

________________________________

for and on behalf of

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. MILAN BRANCH

By:

Address:

Fax:

________________________________

for and on behalf of

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. LONDON BRANCH

By:

Address:

Fax:

________________________________

for and on behalf of

BAYERISCHE LANDESBANK, FILIALE DI MILANO

By:

Address:

Fax:

________________________________

for and on behalf of

BAYERISCHE LANDESBANK, NEW YORK BRANCH

By:

Address:

Fax:

________________________________

for and on behalf of

CALYON S.A., SUCCURSALE MILANO

By:

Address:

Fax:

________________________________

for and on behalf of

CALYON NEW YORK BRANCH

By:

Address:

Fax:

________________________________

for and on behalf of

CITIBANK, N.A., MILAN BRANCH

By:

Address:

Fax:

________________________________

for and on behalf of

CITIBANK, N.A.

Facility Office for US Borrower:

By:

Address:

Fax:

________________________________

for and on behalf of

MEDIOBANCA - BANCA DI CREDITO FINANZIARO S.p.A.

By:

Address:

Fax:

________________________________

for and on behalf of

THE ROYAL BANK OF SCOTLAND PLC, MILAN BRANCH

By:

Address:

Fax:

________________________________

for and on behalf of

THE ROYAL BANK OF SCOTLAND PLC

Facility Office for US Borrower:

By:

Address:

Fax:

________________________________

for and on behalf of

UNICREDIT BANCA D’IMPRESA S.p.A.

By:

Address:

Fax:

________________________________

for and on behalf of

UNICREDITO ITALIANO S.p.A., NEW YORK BRANCH

By:

Address:

Fax: